BNY Mellon Small Cap Growth Fund
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
1-800-373-9387
www.bny.com/investments
April 1, 2025

Dear Shareholder:

A special meeting of shareholders of BNY Mellon Small Cap Growth Fund (the "Fund"), a series of BNY Mellon Investment Funds I (the "Trust"), will be held on May 28, 2025.  Shareholders of record at the close of business on March 31, 2025 will be entitled to receive notice of and to vote at the special meeting.
As a shareholder of the Fund, you are being asked to approve the liquidation and termination of the Fund pursuant to a plan of liquidation and dissolution (the "Liquidation").  The Fund has a very low level of assets (less than $10 million as of December 31, 2024), and management of BNY Mellon Investment Adviser, Inc. ("BNYM Adviser"), the Fund's investment adviser, believes that the Fund has limited asset growth potential.  In addition, because of the Fund's low asset level, the Fund has relatively high operating expenses (before fee waivers and/or expense reimbursements by BNYM Adviser).  As a result, management determined that liquidation of the Fund would be in the best interests of the Fund and its shareholders and recommended to the Trust's Board of Trustees (the "Board") that the Fund be liquidated.  After review, the Board approved the Liquidation.  Under the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust must obtain shareholder approval to liquidate the Fund.  If the Liquidation is approved by Fund shareholders, all of the Fund's assets will be liquidated and the proceeds will be distributed pro rata to Fund shareholders on or about September 19, 2025.  The Fund will then cease operations and will be terminated as a series of the Trust.
After review, the Board has unanimously approved the Liquidation, subject to shareholder approval.  The Board recommends that you read the enclosed proxy statement carefully and then, for the reasons described in the enclosed proxy statement, vote FOR the Liquidation.
Your vote is extremely important, no matter how large or small your Fund holdings.  By voting promptly, you can help avoid follow-up letters and calls.
To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. You will not be able to attend the meeting physically, but you may attend the meeting virtually and vote over the Internet during the meeting.

The meeting will be conducted over the Internet in a virtual meeting format only.  However, if it is determined that the meeting will be held in person, we will make an announcement in the manner discussed in the Notice of Special Meeting of Shareholders.
We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card.  If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting.  Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote.
Further information about the Liquidation is contained in the enclosed proxy statement, which you should review carefully before you vote.  If you have any questions before you vote, please call the Fund's proxy solicitor, Sodali & Co. Fund Solutions, at 1-888-387-2962.  Thank you.

Sincerely,

David DiPetrillo
President
BNY Mellon Investment Funds I

BNY MELLON SMALL CAP GROWTH FUND

Notice of Special Meeting of Shareholders
To Be Held on May 28, 2025

To the Shareholders:
A Special Meeting of Shareholders (the "Meeting") of BNY Mellon Small Cap Growth Fund (the "Fund"), a series of BNY Mellon Investment Funds I, will be held over the Internet in a virtual meeting format only on Wednesday, May 28, 2025 at 10:00 a.m., Eastern Time, for the following purpose:
To approve a Plan of Liquidation and Dissolution pursuant to which the Fund's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed pro rata to Fund shareholders.
The Meeting will be held in a virtual meeting format only.  You will not be able to attend the Meeting physically, but you may participate over the Internet as described below.  However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.
Shareholders of record at the close of business on March 31, 2025 will be entitled to receive notice of the Meeting and to vote on the proposal.
To participate in the Meeting virtually, you must request the Meeting credentials by emailing msfs-meetinginfo@morrowsodali.com.  Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the virtual Meeting, and write "BNY Mellon Small Cap Growth Fund" in the subject line.  The Meeting will begin promptly at 10:00 a.m., Eastern Time, on Wednesday, May 28, 2025.  If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting.  To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to msfs-meetinginfo@morrowsodali.com.  You may also forward proof of ownership from your intermediary to msfs-meetinginfo@morrowsodali.com.  Requests for registration should be received no later than 12:00 p.m., Eastern Time, on Friday, May 23, 2025.  You will receive a confirmation email from msfs-meetinginfo@morrowsodali.com of your registration and control number that will allow you to vote over the Internet during the Meeting.
If you have any questions after considering the enclosed materials, please call the Fund's proxy solicitor, Sodali & Co. Fund Solutions, at 1-888-387-2962.
PLEASE NOTE:  If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website www.bny.com/proxy.  We encourage you to check the website prior to the Meeting.  An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Board of Trustees

Sarah S. Kelleher

Secretary

New York, New York April 1, 2025
WE NEED YOUR PROXY VOTE
A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE POSTPONED OR ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF SHAREHOLDERS REPRESENTING LESS THAN 50% OF THE VOTES ENTITLED TO BE CAST AT THE MEETING ARE PRESENT.  IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY MELLON SMALL CAP GROWTH FUND
(A Series of BNY Mellon Investment Funds I)
PROXY STATEMENT
Special Meeting of Shareholders
to be held on Wednesday, May 28, 2025

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the "Board") of BNY Mellon Investment Funds I (the "Trust"), on behalf of BNY Mellon Small Cap Growth Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held over the Internet in a virtual meeting format only on Wednesday, May 28, 2025 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.
Shareholders of record at the close of business on March 31, 2025 (the "Record Date") will be entitled to receive notice of the Meeting and to vote on the proposal.  Shareholders will not be able to attend the Meeting physically but may participate over the Internet as described in the Notice of Special Meeting of Shareholders.
Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held as of the Record Date.  Shareholders of the Fund will vote as a single class on the proposal.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  Unmarked but properly signed and dated proxy cards will be voted "FOR" the proposal.  If the enclosed proxy card is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy bearing a later date; you may also change your vote by calling the toll-free telephone number listed under "To vote by Telephone" on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website.  To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting.  If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.  In addition, any shareholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.
The approximate mailing date of this Proxy Statement and the accompanying proxy card is April 9, 2025.  To reduce expenses, only one copy of this Proxy Statement will be mailed to those addresses shared by two or more accounts.  If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below.  The Fund will send you individual copies promptly after receiving your request.
The Trust's principal executive offices are located at 240 Greenwich Street, New York, New York 10286.  A copy of the Fund's most recent Annual Report to Shareholders is available upon request, without charge, by visiting www.bny.com/investments, writing to the Trust at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434 or calling your financial adviser or calling toll-free 1-800-645-6561.

IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROXY MATERIALS
The Letter to Shareholders, Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy Card, and any additional proxy soliciting materials are available at www.bny.com/proxy

PROPOSAL
TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE FUND'S ASSETS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND REMAINING PROCEEDS DISTRIBUTED PRO RATA TO FUND SHAREHOLDERS

Introduction

The Fund has a very low level of assets, and management of BNY Mellon Investment Adviser, Inc. ("BNYM Adviser"), the Fund's investment adviser, believes that the Fund has limited asset growth potential.  The Fund commenced operations on December 23, 1996.  The Fund's asset size has steadily declined over the last several years, and, as of December 31, 2024, the Fund had total assets of approximately $9.4 million.  In addition, because of the Fund's very low asset level, the Fund has relatively high operating expenses (before fee waivers and/or expense reimbursements by BNYM Adviser).  As a result, management determined that liquidation of the Fund would be in the best interests of the Fund and its shareholders and recommended to the Trust's Board that the Fund be liquidated.  On February 27, 2025, the Trust's Board, including a majority of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"), after review, approved, subject to shareholder approval, a Plan of Liquidation and Dissolution (the "Plan") in the form attached to this Proxy Statement as Exhibit A.  The Plan provides for the liquidation of the Fund's assets and the pro rata distribution to Fund shareholders of the cash proceeds of the liquidation after paying or providing for the payment of all debts and liabilities of the Fund.  For the reasons discussed below, the Trust's Board determined that liquidating the Fund is in the best interests of the Fund and Fund shareholders and directed that the Plan, pursuant to which the Fund's assets will be liquidated, the Fund's known liabilities satisfied and the Fund's remaining proceeds distributed pro rata to Fund shareholders, be submitted to Fund shareholders for approval.  If the Plan is approved by Fund shareholders, the Fund will be liquidated on or about September 19, 2025 (the "Liquidation Date").  If Fund shareholders approve the liquidation of the Fund, before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies.  Accordingly, if the Plan is approved by shareholders, all of the Fund's assets will be liquidated and the proceeds will be distributed pro rata to Fund shareholders as described below and in the Plan.
To minimize shareholder disruption in anticipation of liquidating the Fund, effective on or about April 7, 2025, no new investments in the Fund are permitted, except that new accounts may be established by participants in group retirement plans, if the Fund was established as an investment option under the plans before April 7, 2025.  The Fund will continue to accept subsequent investments (including the reinvestment of dividends and capital gains) until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted as of September 9, 2025.  However, subsequent investments by Individual Retirement Accounts and retirement plans sponsored by BNYM Adviser or its affiliates (together, "BNYM Adviser Retirement Plans") pursuant to TeleTransfer or Automatic Asset Builder (but not by check) will be accepted on or after September 9, 2025.
Fund shares held on the Liquidation Date in BNYM Adviser Retirement Plans will be exchanged for Wealth shares of Dreyfus Government Cash Management.
Board Consideration of the Plan
In reaching its decision to approve the Plan and to submit it to the Fund's shareholders for their approval, the Trust's Board considered, among other factors, the following:  (i) the Fund's failure to retain assets and attain relative asset growth needed to achieve efficient investment operations in the view of management; (ii) the Fund's limited prospects for future asset growth in the view of management; and (iii)

the costs associated with operating a fund with a low asset level.  In addition, the Trust's Board considered merging the Fund with another fund in the BNY Mellon Family of Funds with a similar investment objective and investment management policies, but concluded that the Plan was more appropriate than a merger because a merger with another fund could be a potentially lengthier and expensive proposition for Fund shareholders, as compared to liquidation, which would enable each shareholder to re-invest the liquidation proceeds in another fund or other investment of the shareholder's own choosing.

The Trust's Board also reviewed the expense ratio of the Fund and the impact on Fund expenses if BNYM Adviser discontinued its waiver of fees and assumption of a portion of Fund expenses.  The Board noted that BNYM Adviser has contractually agreed, until January 31, 2026, to waive receipt of its fees and/or assume the direct expenses of the Fund, so that annual direct Fund operating expenses of each class (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00%, and that BNYM Adviser has informed the Board that it may determine to modify or terminate this contractual expense limitation after January 31, 2026 if the liquidation of the Fund is not approved by Fund shareholders.  The Trust's Board concluded that an increase in Fund expenses attributable to a modification or discontinuance of the fee waiver and assumption of expenses in the future would reduce the Fund's returns.  Moreover, the Trust's Board noted management's view that it was unlikely that the Fund could achieve a significant increase in asset size to operate in an economically viable manner and achieve a competitive expense ratio without fee waivers and/or expense reimbursements by BNYM Adviser.
After consideration of these and other relevant factors, including that any potential conflict of interest that BNYM Adviser or its affiliates may have as a result of the proposed redemption in-kind with respect to any remaining private equity holdings of the Fund on the Liquidation Date (as described below) were addressed to the Board's satisfaction, the Trust's Board concluded that approval of the Plan is in the best interests of the Fund and Fund shareholders and directed that the Plan be submitted to shareholders of the Fund for approval.  The Trust is not required to seek federal or state regulatory approval of the Plan or the liquidation of the Fund.
Description of the Plan and the Liquidation
If approved by shareholders of the Fund, the Plan will become effective as of the Liquidation Date.  Upon the effectiveness of the Plan, the Fund will not engage in any business activities except for the purpose of winding up its business affairs, protecting its assets, discharging and/or making reasonable provisions for the payment of the Fund's liabilities, and doing all other acts required to liquidate and wind up its business affairs.  On or before the Liquidation Date, the Fund will commence the liquidation of its assets to cash and cause the sale of the portfolio securities it holds in an orderly manner at prices deemed fair and reasonable by BNYM Adviser.  Management estimates that transaction costs associated with such portfolio sales will be de minimis.  Less than 2% of the Fund's portfolio currently is comprised of private, or illiquid, securities some or all of which the Fund may not be able to sell or transfer at their then-current fair market value (the "Illiquid Securities").  If such is the case, before the Liquidation Date, BNYM Adviser, the Fund's sub-adviser, or an affiliate of BNYM Adviser and the sub-adviser (the "Affiliated Investor") will invest in the Fund in an amount approximating the then-current fair market value of the Illiquid Securities.  On or about the Liquidation Date, the Fund will distribute its assets pro rata to Fund shareholders, after the payment (or reservation of assets for estimated payments) to all creditors of the Fund, in redemption and cancellation of the outstanding shares of the Fund (the "Liquidation Distribution"), with the Affiliated Investor receiving the Illiquid Securities as a redemption in-kind of its investment in the Fund and any other remaining Fund shareholders receiving cash.  Before making the Liquidation Distribution, however, the Fund will continue to honor requests for the redemption of shares, permit additional investments in Fund shares by certain existing shareholders (as described above), make payment of dividends and other distributions to Fund shareholders and permit the reinvestment thereof in additional Fund shares.  In addition, before the Liquidation Date, you may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the BNY Mellon Family of Funds, or shares of certain other funds in the BNY Mellon Family of Funds, at net asset value per share as described in the Fund's Prospectus and Statement of Additional Information.  After the Liquidation Date, investments of Liquidation Distributions in shares of another fund in the BNY Mellon Family of Funds that charges a sales load will be subject to the sales load, unless the investor is eligible for a sales load waiver or discount, as described in the prospectus of such other fund.

The proportionate interest of each shareholder in the assets of the Fund will be fixed on the basis of the shareholder's respective holdings as of the close of business on the Liquidation Date.  On such date, the books of the Fund will be closed and the Fund will cease operations and will not engage in any business activities except for purposes of winding up its business and affairs.
BNYM Adviser will bear all expenses incurred in connection with carrying out the Plan, including legal and auditing expenses and the costs associated with the preparation, printing and mailing of the proxy materials and miscellaneous expenses arising from the liquidation, but excluding the cost of liquidating portfolio investments (e.g., brokerage commissions and other transaction expenses) in preparation for and in connection with the Fund's liquidation.  Normal operating expenses of the Fund will be borne by the Fund in the same manner as such expenses would have been borne absent a liquidation.  BNYM Adviser also will bear any operating expenses of the Fund charged after the Liquidation Distribution which exceed any amounts reserved for post-Liquidation Distribution payments to the Fund's creditors.
The Plan also provides that the Trust's Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan (other than the terms of the Liquidation Distribution) as may be necessary or appropriate to effect the complete liquidation and termination of the Fund, and the distribution of assets to shareholders in accordance with the purposes intended to be accomplished by the Plan.
If the Trust receives payments for the account of the Fund after the Liquidation Distribution as a result of portfolio securities litigation settlements or from other sources (except as described below), such post-Liquidation Distribution payments will be paid to BNYM Adviser in consideration of BNYM Adviser's agreement to bear all expenses incurred in carrying out the Plan and certain expenses after Liquidation (discussed above) and BNYM Adviser's agreement to bear the cost of preparing, printing and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card, as well as the costs associated with proxy solicitation (discussed below).  Such post-Liquidation Distribution payments, if any, will be paid to BNYM Adviser in an amount limited to the amount borne by BNYM Adviser in connection with, or as a result of, the liquidation of the Fund.  However, receipt of any such post-Liquidation Distribution payments by the Fund is not currently anticipated.  The Affiliated Investor or any affiliate of the Affiliated Investor will not be permitted to retain any proceeds from the sale or transfer of the Illiquid Securities greater than their fair market value as of the Liquidation Date.  Such proceeds, if any, as well as any post-Liquidation Distribution payments greater than the costs incurred by BNYM Adviser described above, will be divested and distributed pursuant to procedures adopted by the Trust's Board.
If shareholders of the Fund fail to approve the Plan, the Fund will not be liquidated and will continue to operate and be managed in accordance with its investment objective and investment management policies as currently in effect.  However, in such case, the Trust's Board would determine what alternative action, if any, should be taken.

Federal Income Tax Consequences
The following summary provides general information with regard to the federal income tax consequences to shareholders on receipt of the Liquidation Distribution from the Fund pursuant to the provisions of the Plan.  However, the Trust has not sought a ruling from the Internal Revenue Service (the "Service") with respect to the liquidation of the Fund.  The statements below are, therefore, not binding upon the Service, and there can be no assurance that the Service will concur with this summary or that the tax consequences to any shareholder upon receipt of the Liquidation Distribution will be as set forth below.
The information below is only a summary of some of the federal tax consequences generally affecting the Fund and its individual U.S. shareholders resulting from the liquidation of the Fund.  This summary does not address the particular federal income tax consequences applicable to shareholders other than U.S. individuals nor does it address state or local tax consequences.  The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis.  Shareholders are encouraged to consult their personal tax advisers concerning their particular tax situations and the impact thereon on receiving the Liquidation Distribution.  The receipt of the Liquidation Distribution may result in tax consequences that are unanticipated by shareholders.  This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.
For federal income tax purposes, a shareholder's receipt of the Liquidation Distribution will be a taxable event and will be treated as a sale of the shareholder's shares of the Fund in exchange for the Liquidation Distribution.  Each shareholder will recognize a gain or loss in an amount equal to the difference between the Liquidation Distribution he or she receives from the Fund and the adjusted tax basis in his or her Fund shares.  If the shares are held as a capital asset, the gain or loss will generally be characterized as a capital gain or loss.  If the shares have been held for more than one year, any such capital gain will constitute a long-term capital gain taxable to individual shareholders, and any loss will constitute a long-term capital loss.  If at the time of receiving the Liquidation Distribution the shareholder has held the shares for not more than one year, any such capital gain or loss will generally be a short-term capital gain or loss. However, any capital loss with respect to Fund shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.
If a shareholder has failed to furnish a correct taxpayer identification number or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the shareholder may be subject to a backup withholding tax with respect to the Liquidation Distribution.  An individual's taxpayer identification number is his or her social security number.  The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability if the appropriate information is timely provided to the Service.
Shareholders will be notified of their respective shares of dividends and capital gain distributions for the Fund's final fiscal year in normal tax-reporting fashion.
Required Vote and the Board's Recommendation
This proposal cannot be implemented unless approved at the Meeting, or any adjournment(s) thereof, by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE TRUST'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN.
**********
VOTING INFORMATION

Quorum, Proxies and Voting at the Meeting
A quorum is constituted for the Fund by the presence in person or by proxy of the holders of fifty percent (50%) of the Fund's outstanding shares entitled to vote at the Meeting.  Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating a quorum.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the chairperson of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund with respect to the proposal.  Any adjournment will require the affirmative vote by the holders of a majority of the Fund's shares eligible to vote that are represented at the Meeting virtually or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.
If you hold your shares directly (not through a broker-dealer or other intermediary), and if you return a signed and dated proxy card that does not specify how you wish to vote on the proposal, your shares will be voted "FOR" the proposal.  If a proxy is properly executed and returned marked with an abstention, the Fund shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote "FOR" the proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.
Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Meeting.  A broker-dealer that has not received instructions from a client prior to the date specified in the broker-dealer firm's request for voting instructions may not submit a proxy on behalf of such client's shares with respect the proposal.  Ordinarily, for routine matters submitted for shareholder vote, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the proposal.  However, because the proposal is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the proposal.
If you hold shares of the Fund through an intermediary (other than a broker-dealer) that has entered into a service agreement with the Fund or the Fund's distributor, such intermediary may be the record holder of your shares.  At the Meeting, an intermediary will vote shares for which it receives instructions from its customers in accordance with those instructions.  A signed and dated proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on the proposal may be deemed to authorize the intermediary to vote such shares in favor of the proposal.  Depending on its policies, applicable law or contractual or other restrictions, an intermediary may be permitted to vote shares with respect to which it has not received voting instructions from its customers.  In those cases, the intermediary may, but may not be required to, vote such shares in the same proportion as those shares for which the intermediary has received voting instructions.  Any such voted shares will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  In cases where proportionate voting is required or permitted, a small number of shareholders could determine how the intermediary votes its customers' Fund shares, if such other shareholders fail to vote.
If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a bank or other intermediary, and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend.  Therefore, you are strongly encouraged to give your broker-dealer, bank or intermediary specific instructions as to how you want your shares to be voted.
With respect to BNYM Adviser-sponsored IRAs, the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNY Mellon"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  BNY Mellon will solicit instructions from such IRA shareholders.  To be effective, voting instructions must be received prior to the close of business on May 28, 2025.  However, if no voting instructions are received, BNY Mellon may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other BNYM Adviser-sponsored IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNY Mellon will vote the IRA shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNYM Adviser-sponsored IRA shareholders.
Methods of Solicitation and Expenses
The cost of preparing, printing and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card, as well as the costs associated with the proxy solicitation, which is estimated to total approximately $75,000, will be borne by BNYM Adviser and not the Fund.  These costs will be borne by BNYM Adviser whether or not the liquidation of the Fund is approved.  Solicitation may be made by officers or employees of BNYM Adviser, or by dealers and their representatives.
In addition to the use of the mail, proxies may be solicited personally or by telephone, and BNYM Adviser may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  BNYM Adviser will retain Sodali & Co. Fund Solutions (the "Proxy Solicitor") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.  The cost of the Proxy Solicitor is estimated to be approximately $8,800, which amount is included in the estimated total expenses listed above.
Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Proxy Statement and proxy card.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card, by submitting a new proxy to the Fund or by attending the Meeting and voting virtually.
The Fund will use reasonable efforts to locate all shareholders.  However, if your account is deemed "abandoned" or "unclaimed" under state law, the Fund may be required to "escheat" or transfer your pro rata share of the proceeds of the Liquidation to the applicable state's unclaimed property administration.  It is your responsibility to ensure that you maintain a correct address for your account.  The Fund, the Fund's transfer agent and BNYM Adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.
*******
ADDITIONAL INFORMATION
Investment Adviser, Sub-Adviser, Administrator, Distributor and Transfer and Dividend Disbursing Agent
BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and BNYM Adviser.  A discussion regarding the basis for the Trust's Board approving the Fund's Investment Advisory Agreement with BNYM Adviser is available in the Fund's Form N-CSR for the fiscal year ended September 30, 2024.  BNYM Adviser also serves as the Fund's administrator pursuant to a Fund Accounting and Administrative Services Agreement between the Trust and BNYM Adviser.  BNYM Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY").
Newton Investment Management North America, LLC ("NIMNA"), an affiliate of BNYM Adviser, located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108, serves as the Fund's sub-adviser.  NIMNA, subject to BNYM Adviser's supervision and approval, provides day-to-day management of the Fund's assets.  A discussion regarding the basis for the Trust's Board's approving the sub-investment advisory agreement between BNYM Adviser and NIMNA is available in the Fund's Form N-CSR for the fiscal year ended September 30, 2024.  NIMNA is an indirect wholly-owned subsidiary of BNY.
BNY Mellon Securities Corporation ("BNYMSC"), a wholly-owned subsidiary of BNYM Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the distributor (i.e., principal underwriter) of the Fund's shares pursuant to a Distribution Agreement between the Trust and BNYMSC.
BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYM Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's transfer and dividend disbursing agent.
Certain Beneficial Ownership
As of March 21, 2025, the Fund had 227,703.157 Class I shares and 7,793.050 Class Y shares issued and outstanding.  Set forth below is information as to those shareholders known by the Trust to own of record or beneficially 5% or more of the indicated class of the Fund's outstanding voting securities as of March 21, 2025.

Name of Class	Name and Address of Shareholder	Amount of Outstanding Shares of Class Held	Percentage of Outstanding Shares of Class Held

Class I	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	64,071.301	28.14%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	48,325.864	21.22%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	32,689.195	14.36%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	27,591.020	12.12%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis Mo 63103-2523	20,995.628	9.22%
Class Y	Matrix Trust Company 717 17th Street, Suite 1300 Denver, CO 80202	2,580.104	33.11%
	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	2,552.108	32.75%
	State Street Bank and Trust One Lincoln Street Boston, MA 02111-2901	2,334.718	29.96%
Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.
As of March 21, 2025, Trustees and officers of the Trust, as a group, owned less than 1% of each class of the Fund's outstanding voting shares.
OTHER MATTERS
The Trust's Board is not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their discretion on such matters.
The Trust does not hold annual shareholder meetings.  Any shareholder proposal for inclusion in a proxy statement for the Trust's next shareholder meeting subsequent to this Meeting, if any, must be received by the Trust's Secretary at the offices of the Trust, 240 Greenwich Street, New York, New York 10286, in a reasonable period of time before the Trust begins to print and mail the proxy materials for such meeting and meet certain other requirements.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Fund's proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by the Fund of any such proposal.  The fact that the Fund receives a shareholder proposal in a timely manner does not, however, ensure its inclusion in the Fund's proxy materials since there are other requirements in the proxy rules relating to such inclusion.
NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES
Please advise the Fund, in care of BNY Institutional Services, P.O. Box 534442, Pittsburgh, Pennsylvania 15253-4442, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated:  April 1, 2025

EXHIBIT A
PLAN OF LIQUIDATION AND DISSOLUTION
The following Plan of Liquidation and Dissolution (the "Plan") of BNY Mellon Small Cap Growth Fund (the "Fund"), a series of BNY Mellon Investment Funds I (the "Trust"), a trust organized and existing under the laws of the Commonwealth of Massachusetts, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the provisions of the Trust's Amended and Restated Agreement and Declaration of Trust, dated October 27, 2011, as amended to date (the "Declaration of Trust"), applicable Massachusetts law, the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code").
WHEREAS, the Trust's Board of Trustees (the "Board"), including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, has deemed that it is advisable and in the best interests of the Fund and its shareholders to liquidate and to dissolve the Fund, and the Board, on February 27, 2025, considered the matter and determined to recommend the liquidation and dissolution of the Fund pursuant to this Plan;
NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:
1.
Effective Date of Plan.  The Plan shall be effective only upon the approval of the Plan at a meeting of shareholders of the Fund called for the purpose of voting upon the Plan.  Approval of the Plan is to be determined by the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.  If approved by shareholders of the Fund, the Plan will become effective as of September 19, 2025 or upon such other date as the Board or any authorized officer of the Trust may determine (the "Effective Date").

2.
Dissolution.  Consistent with the provisions of this Plan, the Fund shall be liquidated and dissolved pursuant to applicable provisions of Massachusetts law and the Declaration of Trust no later than 24 months after the Effective Date.

3.
Cessation of Business.  Upon the Effective Date, the Fund shall not engage in any business activities except for the purpose of winding up its business affairs, protecting its assets, discharging and/or making reasonable provisions for the payment of the Fund's liabilities, distributing its remaining assets to shareholders in accordance with the provisions of this Plan, and doing all other acts required to liquidate and wind up its business affairs.

4.	Notice of Liquidation. Prior to the Effective Date, the Fund shall provide notice to its shareholders of the liquidation of the Fund.
5.
Liquidation of Assets.  On or before the date of the initial Liquidating Distribution (as defined below), the Fund shall cause the sale of the portfolio securities it holds in an orderly manner at prices deemed fair and reasonable by BNY Mellon Investment Adviser, Inc. ("BNYM Adviser"), the Fund's investment adviser, in order to convert its assets to cash or cash equivalents, consistent with the terms of the Plan.

6.
Payment of Debts.  On or before the date of the initial Liquidating Distribution, the Fund shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities, expenses and obligations of the Fund incurred or expected to be incurred by the Fund (including, but not limited to, expenses reasonably expected to be incurred after the Effective Date or otherwise, including, without limitation, accounting fees, transfer agency fees, brokerage fees, legal fees, filing fees and costs, and insurance costs).

7.
Liquidating Distribution.  On or as soon as reasonably practicable after the Effective Date, but in no event later than 24 months following the Effective Date (the "Liquidation Date"), the Fund shall distribute pro rata to its shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest of the Fund (the "Liquidating Distribution"), less an estimated amount necessary to discharge (a) any unpaid liabilities and obligations of the Fund on its books on the date of the distribution, and (b) liabilities as the Board shall reasonably deem to exist against the assets of the Fund.  The Fund may pay more than one Liquidating Distribution or may pay a Liquidating Distribution in more than one installment if appropriate to ensure the orderly disposition of its portfolio securities.

After the Liquidation Date, if the Fund (or the Trust on behalf of the Fund) receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, such cash or distribution (after taking into account all expenses associated with effecting the disposition thereof) shall be paid to BNYM Adviser in consideration of BNYM Adviser's agreement to bear all expenses incurred in carrying out the Plan and any operating expenses of the Fund charged after the Liquidation Date which exceed any amounts reserved for post-Liquidating Distribution payments to the Fund's creditors, and BNYM Adviser's agreement to bear the cost of preparing, assembling and mailing the proxy statement for the solicitation of shareholder proxies for the approval of the Plan, as well as the costs associated with proxy solicitation.  Such post-Liquidating Distribution payments, if any, shall be paid to BNYM Adviser in an amount limited to the amount borne by BNYM Adviser in connection with, or as a result of, the liquidation of the Fund, but excluding any proceeds from the sale or transfer of any securities received by BNYM Adviser or its affiliates as a redemption in-kind on the Liquidation Date greater than such securities' fair market value as of the Liquidation Date.

8.
Satisfaction of Federal Income and Excise Tax Distribution Requirements.  At or prior to the Liquidation Date, the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund all of the Fund's investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of their net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forwards) and any additional amounts necessary to avoid any excise tax for such periods.

9.
Power of the Board.  The Board and, subject to the direction of the Board, the officers of the Trust, shall have authority to do or authorize any and all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws and the Declaration of Trust, and such other actions as they deem appropriate, in each case without shareholder action.  The Plan shall not affect the authority of the Board to authorize other interim distributions necessary to comply with the provisions of the Code or other applicable law.
10.
Amendment or Abandonment of the Plan.  The Board and, subject to the direction of the Board, the officers of the Trust, shall have the authority to authorize such variations from or amendments to the provisions of the Plan (other than the terms of the Liquidating Distribution) at any time, if the Board or such officer determines that such action would be advisable and in the best interests of the Fund and its shareholders, as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the Fund, and the distribution of the Fund's assets to its shareholders in accordance with the purposes intended to be accomplished by the Plan.  In addition, the Board may abandon the Plan, without shareholder approval, at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

11.
Expenses of Liquidation and Dissolution.  Except as may be otherwise agreed to between the Board and BNYM Adviser, all expenses incurred by or allocable to the Fund in carrying out the Plan and dissolving the Fund, excluding the cost (if any) of liquidating portfolio investments in preparation for and in connection with the liquidation, shall be borne by BNYM Adviser.

12.
Filings.  As soon as practicable following the Liquidation Date, the Fund shall take such steps as the Board or any authorized officer of the Trust shall determine, including, without limitation, the filing of such documents as may be necessary to effect or record the liquidation and dissolution of the Fund, in each case in accordance with the requirements of their governing documents, Massachusetts law, the Code, any applicable securities laws, and any rules and regulations of the Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Fund is so qualified, as well as the preparation and filing of any tax returns.

13.	Appraisal Rights. Shareholders of the Fund will not be entitled to appraisal rights in connection with the Plan.
14.	Records. The Trust shall maintain all records related to the Plan as required by the 1940 Act and the rules thereunder.
15.	Governing Law. The Plan shall be governed and construed in accordance with the laws of the State of New York.

>BNY | INVESTMENTS

PO Box 211230, Eagan, MN 55121-9984

VOTE OVER THE INTERNET

1. Read the Prospectus/Proxy Statement and have the proxy card at hand.
2. Go to: www.proxyvotenow.com/ssetx
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the Prospectus/Proxy Statement and have the proxy card at hand.
2. Call toll-free: **877-759-2811**
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the Prospectus/Proxy Statement.
2. Check the appropriate box on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the postage-paid envelope provided.

↓ **Please detach at perforation before mailing.** ↓

BNY MELLON SMALL CAP GROWTH FUND

(A Series of BNY Mellon Investment Funds I)

240 Greenwich Street
New York, NY 10286

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST (AS DEFINED BELOW) AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE IF PROPERLY EXECUTED AND NO SPECIFICATION IS MADE

The undersigned shareholder of BNY Mellon Small Cap Growth Fund (the "Fund"), a series of BNY Mellon Investment Funds I (the "Trust"), hereby appoints Jeff Prusnofsky and Sarah S. Kelleher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on March 31, 2025, at a Special Meeting of Shareholders to be held over the Internet in a virtual meeting format only at 10:00 a.m., Eastern Time, on Wednesday, May 28, 2025, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT, EACH OF WHICH IS INCORPORATED HEREIN BY REFERENCE, IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. PLEASE SIGN AND DATE BELOW. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS PROPERLY EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE SIDE.

CONTROL NUMBER ____________

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

____

Signature(s) and Title(s), if applicable — Sign in the box above

Date ____________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, each holder should sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

BNY 100301

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to beheld on May 28, 2025.

Please see Proxy Statement for information on how to obtain directions to be able to attend and vote virtually at the Special Meeting of Shareholders.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting of Shareholders, please call toll-free 1 888 387 2962. Representatives are available to assist you Monday through Friday 10:00 a.m. to 11:00 p.m. Eastern Time.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

IF YOU ARE NOT VOTING BY PHONE OR OVER THE INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PLEASE SIGN AND DATE ON THE REVERSE SIDE

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made and the proxy card is properly executed, this proxy shall be voted "FOR" the proposal.
The Board of Trustees recommends that you vote "FOR" the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

The Trust's Board of Trustees recommends you vote "FOR" approval of the Plan of Liquidation and Dissolution.

YOUR SIGNATURE ON THIS VOTING INSTRUCTION CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE

BNY 100301